UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 30, 2009

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue

Suite 400

Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 946-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 30, 2009, Precision Castparts Corp. (“PCC”) completed the acquisition of Carlton Forge Works (“CFW”), a leading manufacturer of seamless rolled rings for critical aerospace applications, and Arcturus Manufacturing Corporation, a manufacturer of closed die hammer forgings. PCC also acquired three entities that own the real estate and certain equipment used by CFW in its manufacturing operations. The sellers in these transactions were the Carlton Family Trust, Carlton Child’s trusts, May L. Carlton trusts, and members of CFW management. The total purchase price was $850 million in cash.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date: October 2, 2009	By:	/S/ SHAWN R. HAGEL
	Name:	Shawn R. Hagel
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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